UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities exchange act of 1934

Date of Report (Date of earliest event reported):  May 20, 2008

FLUSHING FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-24272	11-3209278
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1979 MARCUS AVENUE, SUITE E140 LAKE SUCCESS, NEW YORK	11042
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (718) 961-5400

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

[ ] Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

[ ] Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 5.02(e).	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of shareholders of Flushing Financial Corporation (the “Company”) held on May 20, 2008, the Company’s shareholders approved an amendment to the Company’s 2005 Omnibus Incentive Plan (the “Plan”) authorizing an additional 600,000 shares for the Plan, of which 350,000 are available for full-value awards (such as restricted stock and restricted stock units) and 250,000 are available for non-full-value awards (such as stock options).

Item 9.01(d).	Exhibits.

10.1	Amendment to 2005 Omnibus Incentive Plan. Incorporated by reference to an Appendix to the Company’s Schedule 14A filed April 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 23, 2008

FLUSHING FINANCIAL CORPORATION

By:	/s/ David W. Fry
Name: David W. Fry
Title: Executive Vice President, Treasurer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description
10.1	Amendment to 2005 Omnibus Incentive Plan. Incorporated by reference to an Appendix to the Company’s Schedule 14A filed April 7, 2008.